First Trust Multi-Strategy Fund

Class A Shares – OMOAX

Class I Shares – OMOIX

A series of Investment Managers Series Trust II (the “Trust”)

Supplement dated September 9, 2022, to the

Summary Prospectus dated May 3, 2022.

(This Supplement replaces the Supplement dated August 22, 2022.)

Effective August 22, 2022, the First Trust Multi-Strategy Fund (the “Fund”) reduced the total Class A Shares minimum investment eligible for front-end sales charge discounts from $50,000 to $25,000. In addition, the maximum sales charge for Class A shares of the Fund was lowered from 5.00% to 4.50% and the sales charge and dealer reallowance schedules with respect to Class A Shares of the Fund, which vary by the amount invested, were revised. In connection with these revisions, no sales charge is applied to investments in Class A Shares of $250,000 or more; however, to the extent a finder’s fee was paid, a contingent deferred sales charge will be imposed on certain redemptions of such shares within 12 months of the date of purchase. Effective immediately, the amount of such contingent deferred sales charge is lowered from 1.00% to 0.50%.

In connection with the changes described above, the “Fees and Expenses of the Fund” section in the Fund's Summary Prospectus is deleted in its entirety and replaced with the following:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in Class A shares of the Fund. More information about these and other discounts is available from your financial professional and in the section titled “YOUR ACCOUNT WITH THE FUND – Purchase of Shares” on page 35 of this Prospectus and in “APPENDIX A – Waivers and Discounts Available from Intermediaries” of this Prospectus.

		Class A Shares		Class I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)		4.50%		None
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)		0.50%[1]		None
Redemption fee		None		None
Wire fee		$20		$20
Overnight check delivery fee		$25		$25
Retirement account fees (annual maintenance fee)		$15		$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees		1.20%		1.20%
Distribution and service (Rule 12b-1) fees		0.25%		None
Other expenses		0.84%		0.86%
Shareholder servicing fee	0.08%		0.10%
Dividends and interest expense on short sales	0.26%		0.26%
All other expenses	0.50%		0.50%
Acquired fund fees and expenses		0.31%		0.31%
Total annual fund operating expenses[2]		2.60%		2.37%

1	For Class A shares, no sales charge applies on investments of $250,000 or more, but to the extent a finder’s fee was paid, a contingent deferred sales charge (“CDSC”) of 0.50% will be imposed on certain redemptions of such shares within 12 months of the date of purchase.
2	The total annual fund operating expenses do not correlate to the ratio of expenses to average net assets appearing in the financial highlights table, which reflects only the operating expenses of the Fund and does not include acquired fund fees and expenses.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example reflects the Fund’s contractual fee waiver and/or expense reimbursement only for the term of the contractual fee waiver and/or expense reimbursement.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$800	$1,316	$1,856	$3,324
Class I	$216	$717	$1,244	$2,688

Please retain this Supplement with your records.

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